UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4275 EXECUTIVE SQUARE, SUITE 650, LA JOLLA, CA		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting held on June 11, 2015.

(a)	To elect one Class II Director nominee named below to serve until the 2018 Annual Meeting of Stockholders. The named nominee was so elected, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

Nominee	For	Withheld	Broker Non-Vote
Yuichi Iwaki, M.D., Ph.D.	12,308,235	222,609	2,363,177

(b)	To ratify the selection by the Audit Committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
14,678,644	71,177	144,200	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

	By:	/s/ Esther van den Boom
Esther van den Boom Chief Financial Officer
Date: June 15, 2015

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